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                                                                   EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
Axiohm Transactions Solutions, Inc.:


We consent to the use of our report incorporated by reference herein.


                                     /s/ KPMG Peat Marwick LLP


San Diego, California
June 30, 1998